STATEMENT OF OPERATIONS - USD ($)	5 Months Ended	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2015
Income Statement [Abstract]
Revenue		$ 5,970
Cost of Services		32,902
Gross profit (loss)		(26,932)
Operating expenses
Selling, general and administrative expenses	$ 264	171,053
Total operating expense	264	171,053
Operating loss	$ (264)	$ (197,985)
Provision for income taxes
Net Loss	$ (264)	$ (197,985)
Basic and diluted net loss per common share (in dollars per share)	$ (0.00)	$ (0.01)
Basic and diluted weighted average number of common shares outstanding (in shares)	9,825,949	17,693,871